UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

Fortress Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35366 (Commission File Number)	20-5157386 (I.R.S. Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Item 1.01  Entry into a Material Definitive Agreement.

Registered Offering

On February 7, 2023, Fortress Biotech, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with each of several institutional and accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell an aggregate of 16,642,894 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (“Common Stock”), at a price per Share of $0.835 (the “Registered Direct Offering”). The Shares were offered and sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-258145), which was declared effective by the Securities and Exchange Commission on July 30, 2021, the base prospectus included therein and a prospectus supplement related to the Registered Direct Offering dated February 7, 2023. Subject to the satisfaction of closing conditions set forth in each Securities Purchase Agreement, the Registered Direct Offering is expected to close on or about February 10, 2023.

Private Placement

On February 7, 2023, the Company also entered into a Letter Agreement (the “Side Letter”) with the Purchasers for a private placement offering (“Private Placement” and together with the Registered Direct Offering, the “Offering”) of rights to acquire warrants (the “Contingent Subsidiary Securities”) to purchase approximately 3.474% of the common stock of certain of the Company’s subsidiaries (the “Designated Subsidiaries”). The Contingent Subsidiary Securities will be exercisable immediately upon issuance at an exercise price equal to the Fair Market Value (as defined in each Contingent Subsidiary Security) of one Designated Subsidiary Share (as defined in the Side Letter) on the first corporate development transaction, to the extent it occurs within five years after the closing of the Offering, and are exercisable for a period of 10 years from the date of issuance. Based in part upon the representations of the purchaser in the Securities Purchase Agreement, the offering and sale of the Contingent Subsidiary Securities is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The sales of the Contingent Subsidiary Securities by the Company in the Private Placement have not been registered under the Securities Act or any state securities laws and the Contingent Subsidiary Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities does not involve a public offering and was made without general solicitation or general advertising. In the Securities Purchase Agreement, the purchaser represented that it is and on each date on which it exercises any Contingent Subsidiary Security will be, either (i) an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and it is acquiring the Contingent Subsidiary Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Contingent Subsidiary Securities in violation of the United States federal securities laws. The issuance of the rights and Contingent Subsidiary Securities described herein are expressly conditioned on the approval by the Company’s stockholders as required by Nasdaq Listing Rule 5635. Subject to the satisfaction of applicable closing conditions, the Private Placement is expected to close on or about February 10, 2023, concurrently with the Registered Direct Offering.

The Company expects to receive approximately $13.9 million in gross proceeds from the Offering, before deducting placement agency fees and estimated offering expenses. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent in connection with the Offering under a Letter Agreement, dated as of January 3, 2023, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company will pay a commission equal to 7.0% of the aggregate gross proceeds raised from the sale of the securities placed by Wainwright in connection with this Offering, and no cash fee with respect to certain other designated investors. The Company will pay Wainwright $50,000 for non-accountable expenses and clearing fees of $15,950.

The foregoing descriptions of the Securities Purchase Agreement, the Side Letter and the Contingent Subsidiary Securities are subject to, and qualified in their entirety by, such documents (or forms thereof), which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On February 8, 2023, the Company issued a press release announcing the pricing of the Offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
5.1	Opinion of McGuireWoods LLP
10.1	Form of Securities Purchase Agreement, dated February 7, 2023, by and among the Company and the purchasers party thereto
10.2	Form of Side Letter, dated February 7, 2023, by and among the Company and the purchasers party thereto
10.3	Form of Contingent Subsidiary Security
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
99.1	Press Release, dated February 8, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this report, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to the anticipated use of proceeds from the offering, the receipt of stockholder approval in connection with the Contingent Subsidiary Securities to the extent required, as well as our growth strategy and product development programs, ability to generate shareholder value, ability of our products to receive necessary approvals, including FDA, ability of our products and therapies to help treat patients and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: market and other conditions, risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships, including the entry into any specific corporate development transactions; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; risks relating to the timing of starting and completing clinical trials, including disruptions that may result from hostilities in Europe; our dependence on third-party suppliers; risks relating to the COVID-19 outbreak and its potential impact on our employees’ and consultants’ ability to complete work in a timely manner and on our ability to obtain additional financing on favorable terms or at all; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; our compliance with applicable Nasdaq listing standards; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: February 9, 2023

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer